                   WELLS FARGO LEADERS (SERIES I, IR AND II)
                             SEPARATE ACCOUNT SEVEN
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              FILE NO. 333-101933

    SUPPLEMENT DATED AUGUST 16, 2006 TO THE PROSPECTUS DATED AUGUST 14, 2006

              SUPPLEMENT DATED AUGUST 16, 2006 TO YOUR PROSPECTUS

AIM V.I. DEMOGRAPHIC TRENDS FUND MERGER:

On or about October 31, 2006, shareholders will vote on the proposed merger of AIM V.I. Demographic Trends Fund into AIM V.I. Capital Appreciation Fund. If the proposed merger is approved, all assets of AIM V.I. Demographic Trends Fund will be transferred into AIM V.I. Capital Appreciation Fund, and shareholders of the AIM V.I. Demographic Trends Fund will receive shares of AIM V.I. Capital Appreciation Fund. If approved by the shareholders, the merger is scheduled to take place on or about November 6, 2006.

As a result, if any of your Contract Value is currently invested in the AIM V.I. Demographic Trends Fund Sub-Account, that Contract Value will be merged into the AIM V.I. Capital Appreciation Fund Sub-Account. If any portion of your future Premium Payments are allocated to the AIM V.I. Demographic Trends Fund Sub-Account, you should re-direct that allocation to another Sub-Account available under your Contract before the close of trading on the New York Stock Exchange on November 3, 2006.

Effective as of the close of trading of the New York Stock Exchange on November 3, 2006, any Dollar Cost Averaging, InvestEase,(R) Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the AIM V.I. Demographic Trends Fund Sub-Account will be updated to reflect the AIM V.I. Capital Appreciation Fund Sub-Account.

In the event that the proposed merger is approved, all references and information contained in the prospectus for your Contract related to the AIM V.I. Demographic Trends Fund Sub-Account is deleted.

MFS HIGH INCOME EXPENSE CHANGE:

In the section entitled "Annual Fund Operating Expenses," the expense information for the MFS High Income Series is deleted and replaced with the following, effective August 1, 2006:

                                                  12B-1
                                              DISTRIBUTION                     TOTAL ANNUAL            CONTRACTUAL          TOTAL
                                                 AND/OR                            FUND              FEE WAIVERS OR      NET ANNUAL
                           MANAGEMENT           SERVICING        OTHER           OPERATING               EXPENSE          OPERATING
FUND                          FEES                FEES         EXPENSES          EXPENSES            REIMBURSEMENTS       EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) High Income           0.70%(21)              N/A         0.15%(17)         0.85%(17)              0.00%(18)         0.85%(17)
 Series - - Initial
 Class

(17) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.

(18) MFS has contractually agreed to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense reduction arrangements described above), do not exceed 0.15% annually. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This contractual fee arrangement will continue until at least April 30, 2007, unless earlier terminated or revised with the consent of the Board of Trustees which oversees the series.

(21) The annual rate of 0.70% on net assets up to $1 billion, and 0.65% on net assets in excess of $1 billion

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-6004